--------------------------------------------------------------------------------
       OPPENHEIMER                                      ANNUAL
       TRINITY CORE FUND                                REPORT
                                                         JULY 31, 2002
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
HAND ART


Letter to Shareholders

Fund Manager Interview

Financial Statements

Trustees and Officers

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OPPENHEIMER FUNDS LOGO

--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

 FUND OBJECTIVE
Oppenheimer Trinity Core Fund seeks long-term growth of capital.

    Contents

 1  Letter to Shareholders

 3  An Interview
    with Your Fund's
    Managers

 7  Fund Performance

12  FINANCIAL
    STATEMENTS

34  INDEPENDENT
    AUDITORS' REPORT

35  Federal
    Income Tax
    Information

36  Trustees and Officers

40  Privacy Policy Notice


---------------------------------
AVERAGE ANNUAL TOTAL RETURNS*

          For the 1-Year Period
          Ended 7/31/02

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -22.55%      -27.01%
---------------------------------
Class B   -23.06       -26.91
---------------------------------
Class C   -23.01       -23.78
---------------------------------
Class N   -22.63       -23.40
---------------------------------
Class Y   -22.14
---------------------------------

SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

*SEE NOTES PAGE 11 FOR FURTHER DETAILS.

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
JOHN MURPHY PIC

JOHN V. MURPHY
President
Oppenheimer
Trinity Core Fund


Dear Shareholder,

As we near the end of 2002, global tensions and economic challenges that began in 2001 continue to impact events around the world and in the financial markets. When it comes to investing, words like trust, experience and consistency have never been more meaningful.

   Recently, accounting scandals and an overall lack of investor confidence in corporate America have weakened the stock market and caused the prices of many individual securities to drop sharply during the period. On the other hand, the overall bond market has provided some positive returns and stability, helping to provide investors with a safe haven from the equity markets. Not surprisingly, many investors are unsure what their next step should be and where they should turn to invest their money.

   Despite the continued challenges, there are signs of a moderate recovery in the U.S. economy. Rooted in a combination of low inflation and little pressure on the Federal Reserve Board to raise interest rates, business conditions are slowly improving, and we believe the prospects for long-term investors look bright. With that said, we expect the economy and markets to return to historical levels and not the exaggerated growth levels that typified the late 1990s and early 2000.

   Now more than ever, investors can see on two levels the fundamental advantage of mutual funds: diversification. Investors can diversify their portfolios by investing among several types of funds to reduce short-term risks. The right asset allocation among equity and fixed-income funds can help cushion an investor's portfolio from tough market conditions. Secondly, mutual funds, while certainly not immune to volatility and declines in either the equity or fixed-income markets, offer clear-cut advantages over direct ownership of individual securi-



1 OPPENHEIMER TRINITY CORE FUND
ties. Because fund portfolios often contain a number of different investments, one security's poor performance usually does not have a dramatic effect on the fund as a whole.

   Your financial advisor is also an equally important player on your team of investment professionals. Even if you consult with your advisor on a regular basis, now may be a good time to make sure that your portfolio still reflects the right mix of investments to help you reach your long-term goals.

   We at OppenheimerFunds appreciate and thank you for your continued trust as we strive toward our ongoing goal of investment excellence. To us, this is not a phrase uttered lightly. It's a commitment to providing shareholders with world-class asset management, top-quality service and strong fund performance over time. In other words, it's what makes OppenheimerFunds THE RIGHT WAY TO INVEST.

Sincerely,

/S/ SIGNATURE
John V. Murphy
August 21, 2002

THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC.
AND ARE NOT INTENDED TO PREDICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC INFORMATION THAT APPLIES TO YOUR FUND IS CONTAINED IN THE PAGES THAT FOLLOW.


2 OPPENHEIMER TRINITY CORE FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

[BEGIN SIDEBAR]
PORTFOLIO MANAGEMENT
TEAM
Daniel Burke
Blake Gall
[END SIDEBAR]

Q

HOW WOULD YOU CHARACTERIZE THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED JULY 31, 2002?

During the 12-month period that ended July 31, 2002, investors faced a continuation of the challenging market environment that has prevailed for most of the past two years. Stocks in the utilities and technology areas were hit particularly hard, though most other industry sectors suffered declines as well. While Oppenheimer Trinity Core Fund was hurt by these conditions, we are pleased that our disciplined stock selection process enabled us to outperform our peer group of large-cap core funds.(1)

WHAT MADE THIS SUCH A VOLATILE PERIOD?

The U.S. economy slipped into recession during the second half of 2001 driven by sharply reduced levels of corporate capital spending and weakening consumer confidence. These conditions pushed prices of a wide array of stocks lower. Economic fundamentals showed signs of rebounding during the first seven months of 2002; however, a host of factors forced prices of many stocks lower still. First, the economic recovery proceeded more slowly than many analysts had forecast, leading to disappointing earnings reports from a broad range of companies. Second, stock prices suffered due to unease over the global political situation, particularly the war on terrorism and the conflict in the Middle East. Finally, accounting irregularities contributed to highly publicized bankruptcies and other financial difficulties at several prominent corporations, creating uncertainty about the accuracy of other companies' financial statements.

HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

We continued to implement the disciplined management approach that is the hallmark of our investment strategy. That approach focuses on the stocks of large companies, including many of the best-known companies in the US, across a variety of industry sectors. We seek to avoid "style drift" by investing in


1. The Fund's performance is compared to the average total return of the 854 funds in the Lipper Large Cap Core Fund category for the one-year period ended 7/31/02, -24.18%.


3 OPPENHEIMER TRINITY CORE FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

[BEGIN SIDEBAR]
WE CONTINUED TO IMPLEMENT THE DISCIPLINED MANAGEMENT APPROACH THAT IS THE HALLMARK OF OUR INVESTMENT STRATEGY. THAT APPROACH FOCUSES ON THE STOCKS OF LARGE COMPANIES, INCLUDING MANY OF THE BEST-KNOWN COMPANIES IN THE U.S., ACROSS A VARIETY OF INDUSTRY SECTORS.
[END SIDEBAR]

stocks listed the Fund's benchmark, the S&P 500 Index, and by allocating approximately the same percentage of the Fund's assets to each industry sector as the Index. Our strategy strives to add value by identifying and investing selectively in each industry's most attractive stocks as identified by our investment process. To that end, we employ a wide range of computer-based modeling tools to identify stocks that we believe have the most attractive prospects under prevailing market conditions.

   The recent period's results illustrate the effectiveness of our investment approach. Powered by strong stock selection, the Fund outperformed the S&P 500 Index in 8 of 11 industry sectors, including each of the four largest. Information Technology was the fourth largest sector in both the Fund and the index, and the area in which we outperformed the index by the greatest margin. In the next largest sector, financials, the Fund's relatively strong returns were largely driven by investments in specific consumer finance companies, such as Fannie Mae, as well as select brokers and insurers. The Fund also performed particularly well compared to the index in the consumer cyclical sector, where we scored our largest gains with investments in the retail and entertainment areas.

DID INVESTMENTS IN ANY SECTORS SIGNIFICANTLY HURT THE FUND?

While the Fund delivered generally stronger returns than the index, our successes failed to outweigh a market environment in which 9 out of 11 industry sectors suffered losses. For example, despite better-than-average performance in the technology area, the Fund's total return from technology still proved markedly negative. Returns were also hurt by declines in the utilities sector, the worst performing area for the index as a whole. Utilities were undermined by the collapse of the energy trading industry, and by sharp declines in capital spending on telecommunications equipment and services.



4 OPPENHEIMER TRINITY CORE FUND

DID YOU IMPLEMENT ANY REFINEMENTS TO YOUR STOCK RANKING MODELS?

In the process of creating a systematic, highly disciplined method of building and managing portfolios across a wide range of market cycles and conditions, we continually refine our library of stock ranking models. These models range from simple historical ratios, such as price-to-earnings, to classic financial calculations, short-term price movements and complex, momentum-related measures. New evaluation factors introduced during the reporting period included one that measures the impact of discounted cash flow--a traditional gauge of a company's expected future revenues--and one that examines the rate at which growth-at-a-reasonable-price projections are revised by looking at the relationship between changing momentum and stock price activity.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

Historically, market cycles have rarely lasted more than two years without a major shift in direction. With the current negative cycle in its third year, we believe prospects are growing for a favorable change. Improving corporate earnings and economic fundamentals seem to support this expectation.

   Whether or not conditions improve in the immediate future, we believe our disciplined investment approach can add value for investors in all types of market environments because it's designed to reduce losses when stock prices decline and capture above-average returns when they rise. That's what makes Oppenheimer Trinity Core Fund an important part of THE RIGHT WAY TO INVEST.

------------------------------
AVERAGE ANNUAL
TOTAL RETURNS WITH
SALES CHARGE
For the Periods Ended 6/30/02(2)

Class A        Since
1-Year         Inception
------------------------------
-20.75%       -11.69%

Class B        Since
1-Year         Inception
------------------------------
-20.80%       -11.57%

Class C        Since
1-Year         Inception
------------------------------
-17.43%       -10.57%

Class N        Since
1-Year         Inception
------------------------------
-16.90%       -13.36%

Class Y        Since
1-Year         Inception
------------------------------
-15.64%        -8.91%
------------------------------

2. See Notes page 11 for further details.


5 OPPENHEIMER TRINITY CORE FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------


TOP TEN COMMON STOCK HOLDINGS(4)
-------------------------------------------------------------
General Electric Co.                                     4.6%
-------------------------------------------------------------
Pfizer, Inc.                                             3.5
-------------------------------------------------------------
Microsoft Corp.                                          3.0
-------------------------------------------------------------
Citigroup, Inc.                                          2.8
-------------------------------------------------------------
Johnson & Johnson                                        2.2
-------------------------------------------------------------
Exxon Mobil Corp.                                        1.9
-------------------------------------------------------------
Verizon Communications, Inc.                             1.9
-------------------------------------------------------------
PepsiCo, Inc.                                            1.9
-------------------------------------------------------------
Home Depot, Inc.                                         1.8
-------------------------------------------------------------
Intel Corp.                                              1.8
-------------------------------------------------------------

[BEGIN SIDEBAR]
SECTOR ALLOCATION(3)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     Financials                   18.5%
                     Consumer Discretionary       17.3
                     Health Care                  13.7
                     Information Technology       12.5
                     Consumer
                      Staples                     11.3
                     Industrials                  11.2
                     Energy                        6.4
                     Utilities                     3.7
                     Materials                     2.7
                     Telecommunication Services    2.7

[END SIDEBAR]

3. Portfolio is subject to change. Percentages are as of July 31, 2002, and are based on total market value of common stock.
4. Portfolio is subject to change. Percentages are as of July 31, 2002, and are based on net assets.


6 OPPENHEIMER TRINITY CORE FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION, BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED JULY 31, 2002, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the 12-month period that ended July 31, 2002, the performance of Oppenheimer Trinity Core Fund was hurt by business and political uncertainties that created a generally negative environment for most equities resulting in the Fund having negative absolute performance for the period. Nevertheless, the Fund performed better than its benchmark, the S&P 500 Index, due to effective conduct of our disciplined, model-driven stock selection process. The Fund achieved better-than-average performance with exceptionally strong individual stock selections in a wide variety of industry areas, including technology, financials, consumer cyclicals and health care, the index's four largest sectors. The Fund's weakest performers relative to the index were among utility stocks that were hurt by sharply reduced capital expenditures in telecommunications, and to financial difficulties affecting the power trading industry. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until July 31, 2002.The performance for Class A, B, C and Y shares is measured from inception of each class on September 1, 1999. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B, Class C and Class N shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

   The Fund's performance is compared to the performance of Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments may not be limited to those investments found in the index.


7 OPPENHEIMER TRINITY CORE FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:


                      Oppenheimer Trinity   Standard & Poor's
                       Core Fund (Class A)     500 Index
09/01/1999                   9,425              10,000
10/31/1999                   9,161              10,341
01/31/2000                   9,083              10,611
04/30/2000                   9,631              11,084
07/31/2000                   9,725              10,951
10/31/2000                   9,517              10,970
01/31/2001                   9,026              10,515
04/30/2001                   8,526               9,647
07/31/2001                   8,290               9,382
10/31/2001                   7,299               8,240
01/31/2002                   7,818               8,819
04/30/2002                   7,553               8,430
07/31/2002                   6,420               7,167



AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES OF THE FUND AT 7/31/02(1)
1-YEAR  -27.01%            SINCE INCEPTION  -14.09%





CLASS B SHARES

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

                      Oppenheimer Trinity   Standard & Poor's
                       Core Fund (Class B)     500 Index
09/01/1999                   10,000             10,000
10/31/1999                    9,710             10,341
01/31/2000                    9,600             10,611
04/30/2000                   10,161             11,084
07/31/2000                   10,231             10,951
10/31/2000                    9,991             10,970
01/31/2001                    9,450             10,515
04/30/2001                    8,910              9,647
07/31/2001                    8,639              9,382
10/31/2001                    7,598              8,240
01/31/2002                    8,119              8,819
04/30/2002                    7,829              8,430
07/31/2002                    6,448              7,167














AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES OF THE FUND AT 7/31/02(1)
1-YEAR  -26.91%            SINCE INCEPTION  -13.97%

1. See Notes page 11 for further details.



8 OPPENHEIMER TRINITY CORE FUND

CLASS C SHARES


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

                      Oppenheimer Trinity   Standard & Poor's
                       Core Fund (Class C)     500 Index
09/01/1999                  10,000.00          10,000.00
10/31/1999                   9,710.00          10,341.00
01/31/2000                   9,600.00          10,611.00
04/30/2000                  10,170.00          11,084.00
07/31/2000                  10,240.00          10,951.00
10/31/2000                  10,010.00          10,970.00
01/31/2001                   9,460.00          10,515.00
04/30/2001                   8,920.00           9,647.00
07/31/2001                   8,650.00           9,382.00
10/31/2001                   7,610.00           8,240.00
01/31/2002                   8,130.00           8,819.00
04/30/2002                   7,840.00           8,430.00
07/31/2002                   6,660.00           7,167.00


AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES OF THE FUND AT 7/31/02(1)
1-YEAR  -23.78%            SINCE INCEPTION  -13.01%

CLASS N SHARES


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

                      Oppenheimer Trinity   Standard & Poor's
                       Core Fund (Class N)     500 Index
03/01/2001                 10,000.00           10,000.00
04/30/2001                 10,146.00           10,094.00
07/31/2001                  9,843.00            9,817.00
10/31/2001                  8,661.00            8,621.00
01/31/2002                  9,269.00            9,227.00
04/30/2002                  8,965.00            8,821.00
07/31/2002                  7,539.00            7,499.00


AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES OF THE FUND AT 7/31/02(1)
1-YEAR  -23.40%            SINCE INCEPTION  -18.08%


9 OPPENHEIMER TRINITY CORE FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS Y SHARES

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

                      Oppenheimer Trinity   Standard & Poor's
                       Core Fund (Class Y)     500 Index
09/01/1999                  10,000.00          10,000.00
10/31/1999                   9,730.00          10,341.00
01/31/2000                   9,645.00          10,611.00
04/30/2000                  10,226.00          11,084.00
07/31/2000                  10,326.00          10,951.00
10/31/2000                  10,116.00          10,970.00
01/31/2001                   9,594.00          10,515.00
04/30/2001                   9,264.00           9,647.00
07/31/2001                   9,013.00           9,382.00
10/31/2001                   7,950.00           8,240.00
01/31/2002                   8,522.00           8,819.00
04/30/2002                   8,241.00           8,430.00
07/31/2002                   7,018.00           7,167.00


AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 7/31/02(1)
1-YEAR  -22.14%            SINCE INCEPTION  -11.43%

1. See Notes page 11 for further details.

THE PERFORMANCE INFORMATION FOR THE S&P 500 INDEX BEGINS ON 8/31/99 FOR CLASS A, B, C AND Y AND 2/28/01 FOR CLASS N.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.



10 OPPENHEIMER TRINITY CORE FUND

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. The Fund's portfolio managers are employed by the Fund's sub-advisor, Trinity Investment Management Corporation, an affiliate of OppenheimerFunds, Inc., the Fund's investment manager. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares of the Fund were first publicly offered on 9/1/99.
Unless otherwise noted, Class A total returns are shown net of the applicable 5.75% maximum initial sales charge.

CLASS B shares of the Fund were first publicly offered on 9/1/99. Unless otherwise noted, Class B total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 9/1/99. Unless otherwise noted Class C total returns are shown net of the 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% (since inception) if redeemed within the first 18 months. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 9/1/99. Class Y shares are only offered to certain institutional investors under special agreement with the distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


11 OPPENHEIMER TRINITY CORE FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  July 31, 2002
--------------------------------------------------------------------------------

                                                                  MARKET VALUE
                                                        SHARES     SEE NOTE 1
==============================================================================
 COMMON STOCKS--97.7%
------------------------------------------------------------------------------
 CONSUMER DISCRETIONARY--16.9%
------------------------------------------------------------------------------
 AUTO COMPONENTS--1.4%
 Dana Corp.                                             1,300      $  20,904
------------------------------------------------------------------------------
 Delphi Corp.                                           5,200         51,792
------------------------------------------------------------------------------
 Johnson Controls, Inc.                                   400         32,408
                                                                   -----------
                                                                     105,104

------------------------------------------------------------------------------
 AUTOMOBILES--1.2%
 General Motors Corp.                                   1,900         88,445
------------------------------------------------------------------------------
 HOTELS, RESTAURANTS & LEISURE--0.4%
 Harrah's Entertainment, Inc.(1)                          600         28,392
------------------------------------------------------------------------------
 HOUSEHOLD DURABLES--0.6%
 Maytag Corp.                                             600         19,878
------------------------------------------------------------------------------
 Whirlpool Corp.                                          500         28,685
                                                                   -----------
                                                                      48,563

------------------------------------------------------------------------------
 MEDIA--4.2%
 AOL Time Warner, Inc.(1)                               8,700        100,050
------------------------------------------------------------------------------
 Comcast Corp., Cl. A Special(1)                        3,400         71,060
------------------------------------------------------------------------------
 Interpublic Group of Cos., Inc.                        2,400         50,184
------------------------------------------------------------------------------
 Knight-Ridder, Inc.                                      700         42,385
------------------------------------------------------------------------------
 McGraw-Hill Cos., Inc. (The)                             900         56,295
                                                                   -----------
                                                                     319,974

------------------------------------------------------------------------------
 MULTILINE RETAIL--4.2%
 Nordstrom, Inc.                                        1,900         35,910
------------------------------------------------------------------------------
 Sears Roebuck & Co.                                    1,800         84,906
------------------------------------------------------------------------------
 Target Corp.                                           2,000         66,700
------------------------------------------------------------------------------
 Wal-Mart Stores, Inc.                                  2,700        132,786
                                                                   -----------
                                                                     320,302

------------------------------------------------------------------------------
 SPECIALTY RETAIL--4.9%
 Best Buy Co., Inc.(1)                                  1,800         59,220
------------------------------------------------------------------------------
 Home Depot, Inc.                                       4,500        138,960
------------------------------------------------------------------------------
 Lowe's Cos., Inc.                                      2,400         90,840
------------------------------------------------------------------------------
 Office Depot, Inc.(1)                                  2,100         27,258
------------------------------------------------------------------------------
 Staples, Inc.(1)                                       3,200         53,408
                                                                   -----------
                                                                     369,686



12 OPPENHEIMER TRINITY CORE FUND

                                                                  MARKET VALUE
                                                        SHARES     SEE NOTE 1
------------------------------------------------------------------------------
 CONSUMER STAPLES--11.1%
------------------------------------------------------------------------------
 BEVERAGES--3.0%
 Adolph Coors Co., Cl. B                                  800      $  48,328
------------------------------------------------------------------------------
 Coca-Cola Co. (The)                                      700         34,958
------------------------------------------------------------------------------
 PepsiCo, Inc.                                          3,300        141,702
                                                                   -----------
                                                                     224,988

------------------------------------------------------------------------------
 FOOD & DRUG RETAILING--3.1%
 Kroger Co. (The)(1)                                    2,700         52,596
------------------------------------------------------------------------------
 Sysco Corp.                                            3,200         83,360
------------------------------------------------------------------------------
 Walgreen Co.                                           2,900        102,457
                                                                   -----------
                                                                     238,413

------------------------------------------------------------------------------
 FOOD PRODUCTS--1.1%
 Heinz (H.J.) Co.                                       2,100         80,745
------------------------------------------------------------------------------
 HOUSEHOLD PRODUCTS--1.5%
 Colgate-Palmolive Co.                                  1,700         87,295
------------------------------------------------------------------------------
 Procter & Gamble Corp. (The)                             300         26,697
                                                                   -----------
                                                                     113,992

------------------------------------------------------------------------------
 PERSONAL PRODUCTS--2.1%
 Alberto-Culver Co., Cl. B                              1,000         47,510
------------------------------------------------------------------------------
 Gillette Co.                                           3,300        108,504
                                                                   -----------
                                                                     156,014

------------------------------------------------------------------------------
 TOBACCO--0.3%
 Philip Morris Cos., Inc.                                 500         23,025
------------------------------------------------------------------------------
 ENERGY--6.3%
------------------------------------------------------------------------------
 OIL & GAS--6.3%
 Anadarko Petroleum Corp.                               1,400         60,900
------------------------------------------------------------------------------
 Apache Corp.                                             440         22,660
------------------------------------------------------------------------------
 Burlington Resources, Inc.                               700         25,585
------------------------------------------------------------------------------
 ChevronTexaco Corp.                                    1,700        127,500
------------------------------------------------------------------------------
 Devon Energy Corp.                                     1,500         62,520
------------------------------------------------------------------------------
 Exxon Mobil Corp.                                      4,000        147,040
------------------------------------------------------------------------------
 Occidental Petroleum Corp.                             1,100         29,799
                                                                   -----------
                                                                     476,004

------------------------------------------------------------------------------
 FINANCIALS--18.0%
------------------------------------------------------------------------------
 BANKS--2.2%
 Bank of America Corp.                                    300         19,950
------------------------------------------------------------------------------
 BB&T Corp.                                             1,500         55,530
------------------------------------------------------------------------------
 FleetBoston Financial Corp.                            4,000         92,800
                                                                   -----------
                                                                     168,280



13 OPPENHEIMER TRINITY CORE FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                  MARKET VALUE
                                                        SHARES     SEE NOTE 1
------------------------------------------------------------------------------
 DIVERSIFIED FINANCIALS--10.1%
 AMBAC Financial Group, Inc.                              600      $  37,818
------------------------------------------------------------------------------
 Bear Stearns Cos., Inc. (The)                            800         48,176
------------------------------------------------------------------------------
 Capital One Financial Corp.                            1,400         44,380
------------------------------------------------------------------------------
 Citigroup, Inc.                                        6,300        211,302
------------------------------------------------------------------------------
 Household International, Inc.                          2,000         85,340
------------------------------------------------------------------------------
 J.P. Morgan Chase & Co.                                1,900         47,424
------------------------------------------------------------------------------
 MBNA Corp.                                             4,800         93,072
------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc.                              2,500         89,125
------------------------------------------------------------------------------
 Morgan Stanley                                         2,800        112,980
                                                                   -----------
                                                                     769,617

------------------------------------------------------------------------------
 INSURANCE--5.7%
 Allstate Corp.                                           800         30,408
------------------------------------------------------------------------------
 American International Group, Inc.                     1,100         70,312
------------------------------------------------------------------------------
 Aon Corp.                                              2,500         59,375
------------------------------------------------------------------------------
 Chubb Corp.                                              600         38,934
------------------------------------------------------------------------------
 Lincoln National Corp.                                 1,400         51,366
------------------------------------------------------------------------------
 MBIA, Inc.                                             1,000         49,590
------------------------------------------------------------------------------
 MGIC Investment Corp.                                  1,000         63,000
------------------------------------------------------------------------------
 XL Capital Ltd., Cl. A                                   900         66,690
                                                                   -----------
                                                                     429,675

------------------------------------------------------------------------------
 HEALTH CARE--13.4%
------------------------------------------------------------------------------
 BIOTECHNOLOGY--1.3%
 Wyeth                                                  2,500         99,750
------------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--3.2%
 Aetna, Inc.                                            1,100         48,048
------------------------------------------------------------------------------
 Cigna Corp.                                              700         63,000
------------------------------------------------------------------------------
 Quintiles Transnational Corp.(1)                       3,900         38,727
------------------------------------------------------------------------------
 UnitedHealth Group, Inc.                               1,100         96,426
                                                                   -----------
                                                                     246,201

------------------------------------------------------------------------------
 PHARMACEUTICALS--8.9%
 Abbott Laboratories                                    2,000         82,820
------------------------------------------------------------------------------
 Forest Laboratories, Inc.(1)                             800         61,976
------------------------------------------------------------------------------
 Johnson & Johnson                                      3,100        164,300
------------------------------------------------------------------------------
 Merck & Co., Inc.                                      1,200         59,520
------------------------------------------------------------------------------
 Pfizer, Inc.                                           8,275        267,696
------------------------------------------------------------------------------
 Schering-Plough Corp.                                  1,400         35,700
                                                                   -----------
                                                                     672,012


14 OPPENHEIMER TRINITY CORE FUND

                                                                  MARKET VALUE
                                                        SHARES     SEE NOTE 1
------------------------------------------------------------------------------
 INDUSTRIALS--11.0%
------------------------------------------------------------------------------
 AEROSPACE & DEFENSE--1.9%
 Goodrich Corp.                                         1,000      $  22,310
------------------------------------------------------------------------------
 Honeywell International, Inc.                          1,400         45,304
------------------------------------------------------------------------------
 Northrop Grumman Corp.                                   700         77,490
                                                                   -----------
                                                                     145,104

------------------------------------------------------------------------------
 AIRLINES--0.5%
 Delta Air Lines, Inc.                                  2,500         38,950
------------------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--1.4%
 First Data Corp.                                       2,400         83,880
------------------------------------------------------------------------------
 Sabre Holdings Corp.(1)                                  900         23,868
                                                                   -----------
                                                                     107,748

------------------------------------------------------------------------------
 INDUSTRIAL CONGLOMERATES--6.3%
 3M Co.                                                 1,000        125,830
------------------------------------------------------------------------------
 General Electric Co.                                  10,900        350,980
                                                                   -----------
                                                                     476,810

------------------------------------------------------------------------------
 MACHINERY--0.5%
 Ingersoll-Rand Co., Cl. A                                900         34,551
------------------------------------------------------------------------------
 TRADING COMPANIES & DISTRIBUTORS--0.4%
 Grainger (W.W.), Inc.                                    600         29,424
------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY--12.2%
------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--1.6%
 Avaya, Inc.(1)                                         1,700          2,533
------------------------------------------------------------------------------
 Cisco Systems, Inc.(1)                                 4,500         59,355
------------------------------------------------------------------------------
 Motorola, Inc.                                         5,000         58,000
                                                                   -----------
                                                                     119,888

------------------------------------------------------------------------------
 COMPUTERS & PERIPHERALS--3.7%
 Apple Computer, Inc.(1)                                2,200         33,572
------------------------------------------------------------------------------
 Hewlett-Packard Co.                                    5,800         82,070
------------------------------------------------------------------------------
 International Business Machines Corp.                  1,700        119,680
------------------------------------------------------------------------------
 Lexmark International, Inc., Cl. A(1)                    700         34,216
------------------------------------------------------------------------------
 NCR Corp.(1)                                             500         13,155
                                                                   -----------
                                                                     282,693

------------------------------------------------------------------------------
 IT CONSULTING & SERVICES--1.2%
 Computer Sciences Corp.(1)                               700         25,900
------------------------------------------------------------------------------
 Electronic Data Systems Corp.                          1,400         51,478
------------------------------------------------------------------------------
 Unisys Corp.(1)                                        2,200         16,544
                                                                   -----------
                                                                      93,922



15 OPPENHEIMER TRINITY CORE FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                  MARKET VALUE
                                                        SHARES     SEE NOTE 1
------------------------------------------------------------------------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS--2.4%
 Intel Corp.                                            7,300      $ 137,167
------------------------------------------------------------------------------
 Maxim Integrated Products, Inc.(1)                     1,200         42,216
                                                                   -----------
                                                                     179,383

------------------------------------------------------------------------------
 SOFTWARE--3.3%
 Intuit, Inc.(1)                                          600         26,388
------------------------------------------------------------------------------
 Microsoft Corp.(1)                                     4,700        225,506
                                                                   -----------
                                                                     251,894

------------------------------------------------------------------------------
 MATERIALS--2.6%
------------------------------------------------------------------------------
 CHEMICALS--1.3%
 Du Pont (E.I.) de Nemours & Co.                        2,400        100,584
------------------------------------------------------------------------------
 CONTAINERS & PACKAGING--0.3%
 Ball Corp.                                               500         21,510
------------------------------------------------------------------------------
 METALS & MINING--0.4%
 Allegheny Technologies, Inc.                           2,900         27,753
------------------------------------------------------------------------------
 PAPER & FOREST PRODUCTS--0.6%
 International Paper Co.                                1,200         47,784
------------------------------------------------------------------------------
 TELECOMMUNICATION SERVICES--2.6%
 DIVERSIFIED TELECOMMUNICATION SERVICES--2.6%
 Sprint Corp. (Fon Group)                               5,500         51,425
------------------------------------------------------------------------------
 Verizon Communications, Inc.                           4,400        145,200
                                                                   -----------
                                                                     196,625

------------------------------------------------------------------------------
 UTILITIES--3.6%
------------------------------------------------------------------------------
 ELECTRIC UTILITIES--1.2%
 Mirant Corp.(1)                                        2,000          7,200
------------------------------------------------------------------------------
 Reliant Energy, Inc.                                     800          8,048
------------------------------------------------------------------------------
 TXU Corp.                                              1,800         77,634
                                                                   -----------
                                                                      92,882

------------------------------------------------------------------------------
 GAS UTILITIES--2.4%
 El Paso Corp.                                          2,200         31,790
------------------------------------------------------------------------------
 KeySpan Corp.                                          1,200         41,880
------------------------------------------------------------------------------
 NiSource, Inc.                                         2,500         49,500
------------------------------------------------------------------------------
 Sempra Energy                                          2,728         57,834
                                                                   -----------
                                                                     181,004
                                                                   -----------
 Total Common Stocks (Cost $8,821,291)                             7,407,691



16 OPPENHEIMER TRINITY CORE FUND


                                                                                             PRINCIPAL       MARKET VALUE
                                                                                               AMOUNT         SEE NOTE 1
==========================================================================================================================
 JOINT REPURCHASE AGREEMENTS--2.1%

 Undivided interest of 0.07% in joint repurchase agreement with Banc One Capital
 Markets, Inc., 1.77%, dated 7/31/02, to be repurchased at $212,462,446 on 8/1/02, collateralized by U.S. Treasury Bonds, 7.50%, 11/15/16, with a value of $110,819,035,
 U.S. Treasury Nts., 3.625%--6.50%, 8/31/03--2/15/10, with a value of $71,070,747
 and U.S. Treasury Bills, 12/26/02, with a value of $34,953,398 (Cost $212,452,000)           $ 155,000      $  155,000

--------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $8,976,291)                                                     99.8%      7,562,691
--------------------------------------------------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                                                                    0.2          18,043
                                                                                              ----------------------------

 NET ASSETS                                                                                       100.0%     $7,580,734
                                                                                              ============================




FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



17 OPPENHEIMER TRINITY CORE FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  July 31, 2002
--------------------------------------------------------------------------------

===============================================================================================
 ASSETS

 Investments, at value (cost $8,976,291)--see accompanying statement              $ 7,562,691
-----------------------------------------------------------------------------------------------
 Cash                                                                                     803
-----------------------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                                    26,765
 Investments sold                                                                      14,286
 Interest and dividends                                                                 7,672
 Other                                                                                    498
                                                                                  -------------
 Total assets                                                                       7,612,715

===============================================================================================
 LIABILITIES

 Payables and other liabilities:
 Legal, auditing and other professional fees                                           12,236
 Shares of beneficial interest redeemed                                                 7,821
 Shareholder reports                                                                    4,645
 Transfer and shareholder servicing agent fees                                          4,521
 Distribution and service plan fees                                                     1,442
 Trustees' compensation                                                                   938
 Other                                                                                    378
-----------------------------------------------------------------------------------------------
 Total liabilities                                                                     31,981

===============================================================================================
 NET ASSETS                                                                       $ 7,580,734
                                                                                  =============

===============================================================================================
 COMPOSITION OF NET ASSETS

 Paid-in capital                                                                  $10,643,174
-----------------------------------------------------------------------------------------------
 Overdistributed net investment income                                                   (930)
-----------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                          (1,647,910)
-----------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments                                        (1,413,600)
                                                                                  -------------
 NET ASSETS                                                                        $7,580,734
                                                                                  =============




18 OPPENHEIMER TRINITY CORE FUND

===============================================================================================
 NET ASSET VALUE PER SHARE

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $4,270,073 and 627,585 shares of beneficial interest outstanding)                      $6.80
 Maximum offering price per share (net asset value plus
 sales charge of 5.75% of offering price)                                               $7.21
-----------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,769,611
 and 266,580 shares of beneficial interest outstanding)                                 $6.64
-----------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,337,332
 and 200,949 shares of beneficial interest outstanding)                                 $6.66
-----------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $82,236 and
 12,143 shares of beneficial interest outstanding)                                      $6.77
-----------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net
 assets of $121,482 and 17,346 shares of beneficial interest outstanding)               $7.00


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


19 OPPENHEIMER TRINITY CORE FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS  For the Year Ended July 31, 2002
--------------------------------------------------------------------------------

============================================================================================================
 INVESTMENT INCOME

 Dividends (net of foreign withholding taxes of $1,090)                                         $  107,984
------------------------------------------------------------------------------------------------------------
 Interest                                                                                            5,192
                                                                                                ------------
 Total investment income                                                                           113,176
============================================================================================================
 EXPENSES

 Management fees                                                                                    59,119
------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                            10,327
 Class B                                                                                            17,349
 Class C                                                                                            13,478
 Class N                                                                                               355
------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                                            28,445
 Class B                                                                                            10,688
 Class C                                                                                             8,273
 Class N                                                                                               473
 Class Y                                                                                             2,562
------------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                                27,998
------------------------------------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                                        11,983
------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                            12
------------------------------------------------------------------------------------------------------------
 Other                                                                                               2,800
                                                                                               -------------
 Total expenses                                                                                    193,862
 Less reduction to custodian expenses                                                                  (12)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class A, B, C and N       (14,371)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class Y                    (2,417)
                                                                                               -------------
 Net expenses                                                                                      177,062

============================================================================================================
 NET INVESTMENT LOSS                                                                               (63,886)
============================================================================================================
 REALIZED AND UNREALIZED LOSS

 Net realized loss on investments                                                                 (754,452)
------------------------------------------------------------------------------------------------------------
 Net change in unrealized depreciation on investments                                           (1,279,863)
                                                                                               -------------
 Net realized and unrealized loss                                                               (2,034,315)

============================================================================================================
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          $(2,098,201)
                                                                                               =============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


20 OPPENHEIMER TRINITY CORE FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


 YEAR ENDED JULY 31,                                                 2002          2001
=========================================================================================
 OPERATIONS

 Net investment loss                                           $  (63,886)   $  (54,363)
-----------------------------------------------------------------------------------------
 Net realized loss                                               (754,452)     (852,034)
-----------------------------------------------------------------------------------------
 Net change in unrealized depreciation                         (1,279,863)     (414,078)
 Net decrease in net assets resulting from operations          (2,098,201)   (1,320,475)

-----------------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS

 Net increase (decrease) in net assets resulting from beneficial interest transactions:

 Class A                                                          753,354      (380,294)
 Class B                                                          805,690       546,688
 Class C                                                          429,039       480,795
 Class N                                                          105,713         1,000
 Class Y                                                           65,834       123,492

=========================================================================================
 NET ASSETS

 Total increase (decrease)                                         61,429      (548,794)
-----------------------------------------------------------------------------------------
 Beginning of period                                            7,519,305     8,068,099
                                                               --------------------------
 End of period [including overdistributed net investment
 income $930 and $794, respectively]                           $7,580,734    $7,519,305
                                                               ==========================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



21 OPPENHEIMER TRINITY CORE FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A         YEAR ENDED JULY 31,                                   2002      2001       2000(1)
===================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                               $ 8.78    $10.30     $ 10.00
---------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:

 Net investment income (loss)                                         (.04)     (.04)        .02
 Net realized and unrealized gain (loss)                             (1.94)    (1.48)        .30
                                                                    -------------------------------
 Total from investment operations                                    (1.98)    (1.52)        .32
---------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:

 Dividends from net investment income                                   --        --          --(2)
 Dividends in excess of net investment income                           --        --        (.02)
                                                                    -------------------------------
 Total dividends and/or distributions
 to shareholders                                                        --        --        (.02)
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                                      $6.80    $ 8.78      $10.30
                                                                    ===============================

---------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(3)                                (22.55)%  (14.76)%      3.18%

---------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                           $4,270    $4,737      $5,918
---------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                  $4,625    $5,173      $3,959
---------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)                                        (0.52)%   (0.40)%      0.14%
 Expenses                                                             2.13%     1.68%       1.46%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees                       1.95%     1.68%       1.41%
---------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                               105%      164%        195%


1. For the period from September 1, 1999 (inception of offering) to July 31, 2000.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



22 OPPENHEIMER TRINITY CORE FUND


CLASS B         YEAR ENDED JULY 31,                                   2002      2001       2000(1)
===================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                               $ 8.63    $10.22     $ 10.00
---------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:

 Net investment loss                                                  (.06)     (.10)       (.02)
 Net realized and unrealized gain (loss)                             (1.93)    (1.49)        .25
                                                                    -------------------------------
 Total from investment operations                                    (1.99)    (1.59)        .23
---------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:

 Dividends from net investment income                                   --        --          --(2)
 Dividends in excess of net investment income                           --        --        (.01)
                                                                    -------------------------------
 Total dividends and/or distributions
 to shareholders                                                        --        --        (.01)
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                                      $6.64     $8.63      $10.22
                                                                    ===============================

===================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                                (23.06)%  (15.56)%      2.31%

===================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                           $1,770    $1,434      $1,160
---------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                  $1,736    $1,388      $  386
---------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment loss                                                 (1.27)%   (1.32)%     (0.73)%
 Expenses                                                             2.91%     2.57%       2.33%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees                       2.73%     2.57%       2.28%
---------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                               105%      164%        195%


1. For the period from September 1, 1999 (inception of offering) to July 31, 2000.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



23 OPPENHEIMER TRINITY CORE FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B         YEAR ENDED JULY 31,                                   2002      2001       2000(1)
===================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                               $ 8.65    $10.24     $ 10.00
---------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:

 Net investment loss                                                  (.07)     (.10)       (.03)
 Net realized and unrealized gain (loss)                             (1.92)    (1.49)        .27
                                                                    -------------------------------
 Total from investment operations                                    (1.99)    (1.59)        .24
---------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:

 Dividends from net investment income                                   --        --          --(2)
 Dividends in excess of net investment income                           --        --          --
                                                                    -------------------------------
 Total dividends and/or distributions
 to shareholders                                                        --        --          --
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                                      $6.66     $8.65      $10.24
                                                                    ===============================

===================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                                (23.01)%  (15.53)%      2.40%

===================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                           $1,337    $1,262        $989
---------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                  $1,348    $1,215        $322
---------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment loss                                                 (1.29)%   (1.29)%     (0.73)%
 Expenses                                                             2.90%     2.59%       2.33%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees                       2.72%     2.59%       2.28%
---------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                               105%      164%        195%


1. For the period from September 1, 1999 (inception of offering) to July 31, 2000.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



24 oppenheimer Trinity Core fund

CLASS N         YEAR ENDED JULY 31,                                   2002      2001(1)
=======================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                                $ 8.75    $ 8.89
---------------------------------------------------------------------------------------
 Income (loss) from investment operations:

 Net investment loss                                                   (.05)     (.05)
 Net realized and unrealized loss                                     (1.93)     (.09)
                                                                     ------------------
 Total from investment operations                                     (1.98)     (.14)
---------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:

 Dividends from net investment income                                    --        --
 Dividends in excess of net investment income                            --        --
                                                                     ------------------
 Total dividends and/or distributions
 to shareholders                                                         --        --
---------------------------------------------------------------------------------------
 Net asset value, end of period                                       $6.77     $8.75
                                                                     ==================

=======================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                                 (22.63)%   (1.58)%

=======================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                               $82        $1
---------------------------------------------------------------------------------------
 Average net assets (in thousands)                                      $71        $1
---------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                                  (0.70)%   (1.43)%
 Expenses                                                              2.46%     1.75%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees                        2.28%      N/A
---------------------------------------------------------------------------------------
 Portfolio turnover rate                                                105%      164%


1. For the period from March 1, 2001 (inception of offering) to July 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



25 OPPENHEIMER TRINITY CORE FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS Y         YEAR ENDED JULY 31,                                   2002      2001       2000(1)
===================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                               $ 8.99    $10.30     $ 10.00
---------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:

 Net investment income (loss)                                         (.03)     (.02)        .05
 Net realized and unrealized gain (loss)                             (1.96)    (1.29)        .28
                                                                     ------------------------------
 Total from investment operations                                    (1.99)    (1.31)        .33
---------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:

 Dividends from net investment income                                   --        --          --(2)
 Dividends in excess of net investment income                           --        --        (.03)
                                                                     ------------------------------
 Total dividends and/or distributions
 to shareholders                                                        --        --        (.03)
===================================================================================================
 Net asset value, end of period                                      $7.00    $ 8.99      $10.30
                                                                     ==============================

---------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(3)                                (22.14)%  (12.72)%      3.26%

===================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                             $121      $ 86          $1
---------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                    $102      $160          $1
---------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                                0.04%     0.07%       0.26%
 Expenses                                                             3.80%     1.30%       1.34%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees                       1.43%      N/A        1.29%
---------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                               105%      164%        195%


1. For the period from September 1, 1999 (inception of offering) to July 31, 2000.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



26 OPPENHEIMER TRINITY CORE FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer Trinity Core Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS. The Fund, along with other affiliated funds managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.



27 OPPENHEIMER TRINITY CORE FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required, however, during the year ended July 31, 2002, the Fund paid federal excise tax of $27.
    As of July 31, 2002, the Fund had approximately $525,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
 As of July 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforward as follows:

                             EXPIRING
                             -----------------------
                             2008         $   41,424
                             2009            111,626
                             2010            969,855
                                          ----------
                            TOTAL         $1,122,905
                                          ==========

--------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2002, the Fund's projected benefit obligations were increased by $136, resulting in an accumulated liability of $930 as of July 31, 2002.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.



28 OPPENHEIMER TRINITY CORE FUND

--------------------------------------------------------------------------------
 CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $63,750. Overdistributed net investment income on investments was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

 Distributions were paid during the years ended July 31, 2002 and July 31, 2001.

 As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Overdistributed net investment income         $      (930)
                 Accumulated net realized loss                  (1,647,910)
                 Net unrealized depreciation                    (1,413,600)
                                                               ------------
                 Total                                         $(3,062,440)
                                                               ============


--------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

29 OPPENHEIMER TRINITY CORE FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 2. SHARES OF BENEFICIAL INTEREST

 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 YEAR ENDED JULY 31, 2002      YEAR ENDED JULY 31, 2001(1)
                                SHARES             AMOUNT     SHARES              AMOUNT
------------------------------------------------------------------------------------------
 CLASS A
 Sold                           357,407       $ 2,895,526    336,660         $ 3,156,806
 Redeemed                      (269,496)       (2,142,172)  (371,783)         (3,537,100)
                               -----------------------------------------------------------
 Net increase (decrease)         87,911       $   753,354    (35,123)        $  (380,294)
                               ===========================================================

------------------------------------------------------------------------------------------
 CLASS B
 Sold                           170,545       $ 1,354,469    172,823         $ 1,659,199
 Redeemed                       (70,151)         (548,779)  (120,188)         (1,112,511)
                               -----------------------------------------------------------
 Net increase                   100,394       $   805,690     52,635         $   546,688
                               ===========================================================

------------------------------------------------------------------------------------------
 CLASS C
 Sold                           118,519       $   920,001    131,127         $ 1,244,952
 Redeemed                       (63,389)         (490,962)   (81,907)           (764,157)
                               -----------------------------------------------------------
 Net increase                    55,130       $   429,039     49,220         $   480,795
                               ===========================================================

------------------------------------------------------------------------------------------
 CLASS N
 Sold                            42,122       $   349,796        112         $     1,000
 Redeemed                       (30,091)         (244,083)        --                  --
                               -----------------------------------------------------------
 Net increase                    12,031       $   105,713        112         $     1,000
                               ===========================================================

------------------------------------------------------------------------------------------
 CLASS Y
 Sold                            10,433       $    87,052     39,211         $   389,874
 Redeemed                        (2,604)          (21,218)   (29,794)           (266,382)
                               -----------------------------------------------------------
 Net increase                     7,829       $    65,834      9,417         $   123,492
                               ===========================================================

 1. For the year ended July 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to July 31, 2001, for Class N shares.



30 OPPENHEIMER TRINITY CORE FUND

--------------------------------------------------------------------------------
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2002, were $10,242,328 and $8,011,520, respectively.
 As of July 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $8,976,291 was composed of:

                     Gross unrealized appreciation   $    198,510
                     Gross unrealized depreciation     (1,612,110)
                                                     ------------
                     Net unrealized depreciation     $ (1,413,600)
                                                     ============

 The difference between book-basis and tax-basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.
--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million. The Fund's management fee for the year ended July 31, 2002 was an annualized rate of 0.75%.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS $19.75 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 SUB-ADVISOR FEES. The Manager pays Trinity Investment Management Corporation (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the year ended July 31, 2002, the Manager paid $19,632 to the Sub-Advisor.


31 OPPENHEIMER TRINITY CORE FUND

================================================================================
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------


================================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
 DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


               AGGREGATE        CLASS A   CONCESSIONS      CONCESSIONS      CONCESSIONS      CONCESSIONS
               FRONT-END      FRONT-END    ON CLASS A       ON CLASS B       ON CLASS C       ON CLASS N
           SALES CHARGES  SALES CHARGES        SHARES           SHARES           SHARES           SHARES
              ON CLASS A    RETAINED BY   ADVANCED BY      ADVANCED BY      ADVANCED BY      ADVANCED BY
 YEAR ENDED       SHARES    DISTRIBUTOR   DISTRIBUTOR(1)   DISTRIBUTOR(1)   DISTRIBUTOR(1)   DISTRIBUTOR(1)
-----------------------------------------------------------------------------------------------------------
 July 31, 2002   $31,551         $8,155        $3,739          $36,102           $7,408           $3,449

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                               CLASS A        CLASS B         CLASS C         CLASS N
                            CONTINGENT     CONTINGENT      CONTINGENT      CONTINGENT
                              DEFERRED       DEFERRED        DEFERRED        DEFERRED
                         SALES CHARGES  SALES CHARGES   SALES CHARGES   SALES CHARGES
                           RETAINED BY    RETAINED BY     RETAINED BY     RETAINED BY
 YEAR ENDED                DISTRIBUTOR    DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
--------------------------------------------------------------------------------------
 July 31, 2002                    $694        $5,866           $236             $--


--------------------------------------------------------------------------------
 SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended July 31, 2002 , payments under the Class A Plan totaled $10,327, all of which were paid by the Distributor to recipients, and included $383 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended July 31, 2002, were as follows:

                                                                             DISTRIBUTOR'S
                                                           DISTRIBUTOR'S         AGGREGATE
                                                               AGGREGATE      UNREIMBURSED
                                                            UNREIMBURSED     EXPENSES AS %
                         TOTAL PAYMENTS  AMOUNT RETAINED        EXPENSES     OF NET ASSETS
                             UNDER PLAN   BY DISTRIBUTOR      UNDER PLAN          OF CLASS
--------------------------------------------------------------------------------------------
 Class B Plan                  $17,349         $14,830          $79,750            4.51%
 Class C Plan                   13,478           5,223           26,130            1.95
 Class N Plan                      355             355            5,642            6.86



32 OPPENHEIMER TRINITY CORE FUND

================================================================================
 5. BANK BORROWINGS
 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

 The Fund had no borrowings outstanding during the year ended or at July 31,
 2002




33 OPPENHEIMER TRINITY CORE FUND

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

================================================================================
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER TRINITY CORE FUND:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Trinity Core Fund, including the statement of investments, as of July 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and the period from September 1, 1999 (inception of offering) to July 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Trinity Core Fund as of July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and the period from September 1, 1999 (inception of offering) to July 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

 KPMG LLP

 Denver, Colorado
 August 21, 2002



34 OPPENHEIMER TRINITY CORE FUND

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2003, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


35 OPPENHEIMER TRINITY CORE FUND

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

====================================================================================================================================
TRUSTEES AND OFFICERS                              Leon Levy, Chairman of the Board of Trustees
                                                   Donald W. Spiro, Vice Chairman of the Board of Trustees
                                                   John V. Murphy, President and Trustee
                                                   Robert G. Galli, Trustee
                                                   Phillip A. Griffiths, Trustee
                                                   Benjamin Lipstein, Trustee
                                                   Elizabeth B. Moynihan, Trustee
                                                   Kenneth A. Randall, Trustee
                                                   Edward V. Regan, Trustee
                                                   Russell S. Reynolds, Jr., Trustee
                                                   Clayton K. Yeutter, Trustee
                                                   Robert G. Zack, Secretary
                                                   Brian W. Wixted, Treasurer
                                                   Katherine P. Feld, Assistant Secretary
                                                   Kathleen T. Ives, Assistant Secretary
                                                   Denis R. Molleur, Assistant Secretary

====================================================================================================================================
NAME, ADDRESS,(1) AGE,
POSITION(S) HELD WITH FUND                         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER
AND LENGTH OF TIME SERVED(2)                       TRUSTEESHIPS/DIRECTORSHIPS HELD BY TRUSTEE

TRUSTEES

LEON LEVY, Chairman of the                         General Partner (since 1982) of Odyssey Partners, L.P. (investment partnership)
Board of Trustees (since 1999)                     and Chairman of the Board (since 1981) of Avatar Holdings, Inc. (real estate
Age: 76                                            development).

DONALD W. SPIRO, Vice                              Chairman Emeritus (since January 1991) of the Manager. Formerly a director
Chairman of the Board of                           (January 1969-August 1999) of the Manager.
Trustees (since 1999)
Age: 76

ROBERT G. GALLI, Trustee                           A trustee or director of other Oppenheimer funds. Formerly Vice Chairman
(since 1999)                                       (October 1995-December 1997) of the Manager.
Age: 68

PHILLIP A. GRIFFITHS, Trustee                      The Director (since 1991) of the Institute for Advanced Study, Princeton, N.J.,
(since 1999)                                       director (since 2001) of GSI Lumonics and a member of the National Academy of
Age: 63                                            Sciences (since 1979); formerly (in descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of Mathematics at Duke
                                                   University, a director of Research Triangle Institute, Raleigh, N.C., and a
                                                   Professor of Mathematics at Harvard University.





BENJAMIN LIPSTEIN, Trustee                         Professor Emeritus of Marketing, Stern Graduate School of Business
(since 1999)                                       Administration, New York University.
Age: 79

ELIZABETH B. MOYNIHAN,                             Author and architectural historian; a trustee of the Freer Gallery of Art and
Trustee (since 1999)                               Arthur M. Sackler Gallery (Smithsonian Institute), Trustees Council of the
Age: 72                                            National Building Museum; a member of the Trustees Council, Preservation League of New York State.


1. The address of each Trustee is 6803 S. Tucson Way, Englewood, CO 80112-3924.
2. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.


36 OPPENHEIMER TRINITY CORE FUND


KENNETH A. RANDALL, Trustee (since 1999)           A director of Dominion Resources, Inc. (electric utility holding company) and
Age: 75                                            Prime Retail, Inc. (real estate investment trust); formerly a director of
                                                   Dominion Energy, Inc. (electric power and oil & gas producer), President and
                                                   Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company,
                                                   American Motorists Insurance Company and American Manufacturers Mutual Insurance
                                                   Company.


EDWARD V. REGAN, Trustee (since 1999)              President, Baruch College, CUNY; a director of RBAsset (real estate manager); a
Age: 72                                            director of OffitBank; formerly Trustee, Financial Accounting Foundation (FASB and GASB), Senior Fellow of Jerome Levy Economics Institute, Bard College,
                                                   Chairman of Municipal Assistance Corporation for the City of New York, New York
                                                   State Comptroller and Trustee of New York State and Local Retirement Fund.


RUSSELL S. REYNOLDS, JR., Trustee (since 1999)     Chairman (since 1993) of The Directorship Search Group, Inc. (corporate
Age: 70                                            governance consulting and executive recruiting); a life trustee of International
                                                   House (non-profit educational organization), and a trustee (since 1996) of the
                                                   Greenwich Historical Society.


CLAYTON K. YEUTTER, Trustee (since 1999)           Of Counsel (since 1993), Hogan & Hartson (a law firm). Other directorships:
Age: 71                                            Caterpillar, Inc. (since 1993) and Weyerhaeuser Co. (since 1999).



====================================================================================================================================
INTERESTED TRUSTEE AND OFFICER

JOHN V. MURPHY,(3,4) President                     Chairman, Chief Executive Officer and director (since June 2001) and President
and Trustee                                        (since September 2000) of the Manager; President and a director or trustee of
since October 2001                                 other Oppenheimer funds; President and a director (since July 2001) of
Age: 53                                            Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of
                                                   Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the
                                                   Manager); a director (since November 2001) of OppenheimerFunds Distributor, Inc.
                                                   (a subsidiary of the Manager); Chairman and a director (since July 2001) of
                                                   Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001)
                                                   of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager:
                                                   OFI Institutional Asset Management, Inc. and Centennial Asset Management
                                                   Corporation (since November 2001), HarbourView Asset Management Corporation and
                                                   OFI Private Investments, Inc. (since July 2001); President (since November 1,
                                                   2001) and a director (since July 2001) of Oppenheimer Real Asset Management,
                                                   Inc.; a director (since November 2001) of Trinity Investment Management Corp.
                                                   and Tremont Advisers, Inc. (Investment advisory affiliates of the Manager);
                                                   Executive Vice President (since February 1997) of Massachusetts Mutual Life
                                                   Insurance Company (the Manager's parent company); a director (since June 1995)
                                                   of DBL Acquisition Corporation; formerly, Chief Operating Officer (September
                                                   2000 - June 2001) of the Manager; President and trustee (November 1999 -
                                                   November 2001) of MML Series Investment Fund and MassMutual Institutional Funds
                                                   (open-end investment companies); a director (September 1999 - August 2000) of
                                                   C.M. Life Insurance Company; President, Chief Executive Officer and director
                                                   (September 1999 - August 2000) of MML


3. The address of Mr. Murphy is 6803 S. Tucson Way, Englewood, CO 80112-3924.
4. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.


37 OPPENHEIMER TRINITY CORE FUND

--------------------------------------------------------------------------------
TRUSTEES AND  OFFICERS  Continued
--------------------------------------------------------------------------------

JOHN V. MURPHY, Continued                          Bay State Life Insurance Company; a director (June 1989 - June 1998) of Emerald
                                                   Isle Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald
                                                   Isle Bancorp).


====================================================================================================================================
OFFICERS

BRIAN W. WIXTED,                                   Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer (since 1999)                             (since March 1999) of HarbourView Asset Management Corporation, Shareholder
Age: 42                                            Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder
                                                   Financial Services, Inc., Oppenheimer Partnership Holdings, Inc., OFI Private
                                                   Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
                                                   Oppenheimer Millennium Funds plc (since May 2000) and OFI Institutional Asset
                                                   Management, Inc. (since November 2000) (offshore fund management subsidiaries of the Manager); Treasurer and Chief Financial Officer (since May 2000) of
                                                   Oppenheimer Trust Company (a trust company subsidiary of the Manager); Assistant
                                                   Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and
                                                   OppenheimerFunds Legacy Program (since April 2000); formerly Principal and Chief
                                                   Operating Officer (March 1995 - March 1999), Bankers Trust Company-Mutual Fund
                                                   Services Division. An officer of 89 portfolios in the OppenheimerFunds complex.


ROBERT G. ZACK, Secretary (since 2001)             Senior Vice President (since May 1985) and General Counsel (since February 2002)
Age: 54                                            of the Manager; General Counsel and a director (since November 2001) of
                                                   OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel
                                                   (since November 2001) of HarbourView Asset Management Corporation; Vice
                                                   President and a director (since November 2000) of Oppenheimer Partnership
                                                   Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                                                   November 2001) of Shareholder Services, Inc., Shareholder Financial Services,
                                                   Inc., OFI Private Investments, Inc., Oppenheimer Trust Company and OFI
                                                   Institutional Asset Management, Inc.; General Counsel (since November 2001) of
                                                   Centennial Asset Management Corporation; a director (since November 2001) of
                                                   Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                                                   (since November 2001) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager; Vice President (since November 2001) of
                                                   OppenheimerFunds Legacy Program; Secretary (since November 2001) of Oppenheimer
                                                   Acquisition Corp.; formerly Acting General Counsel (November 2001 - February
                                                   2002) and Associate General Counsel (May 1981 - October 2001) of the Manager;
                                                   Assistant Secretary of Shareholder Services, Inc. (May 1985 - November 2001),
                                                   Shareholder Financial Services, Inc. (November 1989 - November 2001);
                                                   OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc
                                                   (October 1997 - November 2001). An officer of 86 portfolios in the
                                                   OppenheimerFunds complex.


KATHERINE P. FELD, Assistant                       Vice President and Senior Counsel (since July 1999) of the Manager; Vice
Secretary (since 2001)                             President (since June 1990) of OppenheimerFunds Distributor, Inc.; director,
Age: 44                                            Vice President and Secretary (since 1997) of Real Asset Management, Inc.; Vice
                                                   President (since June 1999) of Centennial Asset Management Corporation; formerly
                                                   Vice President and Associate Counsel of the Manager (June 1990 - July 1999). An
                                                   officer of 85 portfolios in the OppenheimerFunds complex.


38 OPPENHEIMER TRINITY CORE FUND


KATHLEEN T. IVES, Assistant                        Vice President and Assistant Counsel (since June 1998) of the Manager; Vice
Secretary (since 2001)                             President (since 1999) of OppenheimerFunds Distributor, Inc.; Vice President and
Age: 36                                            Assistant Secretary (since 1999) of Shareholder Services, Inc.; Assistant
                                                   Secretary (since December 2001) of OppenheimerFunds Legacy Program; an officer of other Oppenheimer funds; formerly Assistant Vice President and Assistant
                                                   Counsel of the Manager (August 1997 - June 1998); Assistant Counsel of the
                                                   Manager (August 1994 - August 1997). An officer of 85 other portfolios in the
                                                   OppenheimerFunds complex.


DENIS R. MOLLEUR, Assistant                        Vice President and Senior Counsel of the Manager (since July 1999); an officer
Secretary (since 2001)                             of other Oppenheimer funds; formerly a Vice President and Associate Counsel of
Age: 44                                            the Manager (September 1991 - July 1999). An officer of 82 other portfolios in the OppenheimerFunds complex.




THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.

Each Trustee is a Trustee, Director or Managing General Partner of 31 other portfolios in the OppenheimerFunds complex, except as follows: Mr. Galli (41 portfolios) and Mr. Murphy (67 portfolios).

--------------------------------------------------------------------------------
      MANAGEMENT AND OTHER AFFILIATES
--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
 INVESTMENT ADVISOR        OppenheimerFunds, Inc.

 -------------------------------------------------------------------------------
 SUB-ADVISOR               Trinity Investment Management Corporation

 -------------------------------------------------------------------------------
 DISTRIBUTOR               OppenheimerFunds Distributor, Inc.

 -------------------------------------------------------------------------------
 TRANSFER AND SHAREHOLDER  OppenheimerFunds Services
 SERVICING AGENT

 -------------------------------------------------------------------------------
 INDEPENDENT AUDITORS      KPMG LLP

 -------------------------------------------------------------------------------
 LEGAL COUNSEL             Mayer Brown Rowe & Maw

                           OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC., 498 SEVENTH AVENUE, NEW YORK, NY 10018.


          (COPYRIGHT)Copyright 2002 OppenheimerFunds, Inc.  All rights reserved.





39 OPPENHEIMER TRINITY CORE FUND

--------------------------------------------------------------------------------
PRIVACY POLICY NOTICE
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

INFORMATION SOURCES
We obtain nonpublic personal information about our shareholders from the following sources:

o Applications or other forms

o When you create a user ID and password for online account access

o When you enroll in eDocs Direct

o Your transactions with us, our affiliates or others

o A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

PROTECTION OF INFORMATION
We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

DISCLOSURE OF INFORMATION
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

RIGHT OF REFUSAL
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

SECURITY
In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:

o Account access

o Create a user ID and profile

o User profile

o eDocs Direct, our electronic document delivery service



40 OPPENHEIMER TRINITY CORE FUND

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com.

EMAILS AND ENCRYPTION
As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com for assistance.

o All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.

o Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

o You can exit the secure area by either closing your browser, or for added security, you can use the LOG OUT OF ACCOUNT AREA button before you close your browser.

OTHER SECURITY MEASURES
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

HOW YOU CAN HELP
You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
--------------------------------------------------------------------------------
This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 402(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, CO 80217-5270, email us by clicking on the CONTACT US section of our website at WWW.OPPENHEIMERFUNDS.COM or call us at 1.800.525.7048.



41 oppenheimer Trinity Core fund

--------------------------------------------------------------------------------
INFORMATION AND SERVICES
--------------------------------------------------------------------------------

GET THIS REPORT ONLINE!
With OppenheimerFunds EDOCS DIRECT, you'll receive email notification when shareholder reports, prospectuses or pros-pectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll be able to quickly view, download and print them at your convenience.

Sign up today at WWW.OPPENHEIMERFUNDS.COM.

--------------------------------------------------------------------------------
INTERNET
24-hr access to account information and transactions(1)
WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8am-9pm ET, Sat (January-April) 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------
PHONELINK(1)
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------
TICKER SYMBOLS  Class A: TRCOX   Class B: TRCBX  Class C: TRCCX
                Class N: TRCNX   Class Y: TRCYX
--------------------------------------------------------------------------------




1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


                                                               [GRAPHIC OMITTED]
                                                          OPPENHEIMER FUNDS LOGO

 RA0211.001.0702September 27, 2002